511 P-1

                         SUPPLEMENT DATED APRIL 21, 2003
                              TO THE PROSPECTUS OF
                          FRANKLIN TEMPLETON MONEY FUND
                             DATED NOVEMBER 1, 2002

The prospectus is amended as follows:

1. Add the following sentence to the second paragraph under "Management" on page 8:

 Under a separate agreement, the manager has agreed in advance to limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund does not provide a negative yield to its shareholders.

                         Please keep this supplement for
                                future reference